Capital Group Dividend Growers ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 96.40% Financials 17.48%	Shares	Value (000)
Truist Financial Corp.	1,234,535	$57,801
DBS Group Holdings, Ltd.	1,388,370	54,665
Intact Financial Corp.	229,684	45,997
JPMorgan Chase & Co.	131,623	39,674
Zurich Insurance Group AG	49,765	36,347
Euronext NV	214,943	35,481
London Stock Exchange Group PLC	281,281	34,855
Morgan Stanley	225,513	33,935
KB Financial Group, Inc. (ADR)	393,044	30,917
Webster Financial Corp.	458,760	28,544
East West Bancorp, Inc.	255,770	26,892
Deutsche Bank AG	756,786	26,587
Banco Santander, SA	2,757,903	26,328
AIA Group, Ltd.	2,760,200	25,989
CME Group, Inc., Class A	81,106	21,616
PICC Property and Casualty Co., Ltd., Class H	5,996,000	14,429
Hong Kong Exchanges and Clearing, Ltd.	241,300	13,960
		554,017
Industrials 16.73%
RTX Corp.	424,815	67,376
Airbus SE, non-registered shares	256,806	53,796
RELX PLC	806,265	37,553
Mitsubishi Corp.	1,621,100	36,999
Carrier Global Corp.	545,144	35,543
Ryanair Holdings PLC (ADR)	504,191	32,001
Northrop Grumman Corp.	48,541	28,641
Paychex, Inc.	202,804	28,282
Hitachi, Ltd.	907,700	25,010
Broadridge Financial Solutions, Inc.	93,332	23,857
ITOCHU Corp.	412,700	23,582
Canadian National Railway Co. (CAD denominated)	224,424	21,726
Trinity Industries, Inc.	715,835	20,344
BAE Systems PLC	853,949	20,285
Norfolk Southern Corp.	72,346	20,255
UL Solutions, Inc., Class A	262,697	16,595
FedEx Corp.	60,178	13,905
Watsco, Inc.	32,169	12,944
Epiroc AB, Class A	556,508	11,619
		530,313
Information technology 14.49%
Broadcom, Inc.	447,550	133,097
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	436,823	100,849
KLA Corp.	48,627	42,403
SAP SE	123,937	33,595
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Accenture PLC, Class A	117,605	$30,574
Tokyo Electron, Ltd.	191,600	26,943
Fujitsu, Ltd.	954,600	23,229
Microsoft Corp.	42,426	21,497
Texas Instruments, Inc.	88,525	17,924
TE Connectivity PLC	83,964	17,339
MediaTek, Inc.	263,000	11,787
		459,237
Consumer staples 9.79%
Philip Morris International, Inc.	531,556	88,839
Mondelez International, Inc., Class A	775,896	47,671
Imperial Brands PLC	1,089,294	45,965
British American Tobacco PLC	743,800	42,072
Danone SA	396,463	33,015
Carlsberg A/S, Class B	252,670	30,903
Nestle SA	230,671	21,734
		310,199
Health care 9.16%
AstraZeneca PLC	255,406	40,700
Abbott Laboratories	291,125	38,621
Eli Lilly and Co.	45,770	33,530
AbbVie, Inc.	155,792	32,778
Amgen, Inc.	110,374	31,756
Bristol-Myers Squibb Co.	514,410	24,270
EssilorLuxottica SA	77,778	23,676
Merck & Co., Inc.	265,082	22,299
Novo Nordisk AS, Class B	392,003	22,043
UnitedHealth Group, Inc.	67,176	20,816
		290,489
Consumer discretionary 8.33%
Industria de Diseno Textil, SA	930,000	45,914
Amadeus IT Group SA, Class A, non-registered shares	437,280	36,629
LVMH Moet Hennessy-Louis Vuitton SE	43,034	25,379
YUM! Brands, Inc.	163,739	24,065
Starbucks Corp.	262,695	23,167
Bridgestone Corp.	422,200	19,252
Aristocrat Leisure, Ltd.	402,535	19,155
Darden Restaurants, Inc.	92,120	19,063
Galaxy Entertainment Group, Ltd.	3,441,000	18,098
Royal Caribbean Cruises, Ltd.	49,542	17,994
Tractor Supply Co.	249,502	15,409
		264,125
Utilities 5.95%
Iberdrola, SA, non-registered shares	2,819,331	53,021
CenterPoint Energy, Inc.	1,367,719	51,577
Engie SA	1,678,290	34,733
Sempra	316,229	26,108
SSE PLC	992,173	23,199
		188,638
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 4.99%	Shares	Value (000)
VICI Properties, Inc. REIT	2,055,072	$69,420
Welltower, Inc. REIT	294,776	49,605
Link REIT	3,067,300	16,305
Rexford Industrial Realty, Inc. REIT	294,495	12,195
Longfor Group Holdings, Ltd. (a)	7,942,500	10,780
		158,305
Communication services 4.20%
T-Mobile US, Inc.	197,389	49,740
Koninklijke KPN NV	8,921,222	42,541
America Movil, SAB de CV, Class B (ADR)	1,043,514	20,860
Nintendo Co., Ltd.	221,200	20,035
		133,176
Energy 3.51%
TotalEnergies SE	815,244	51,026
ConocoPhillips	250,981	24,839
TC Energy Corp. (CAD denominated)	346,041	18,021
BP PLC	3,003,092	17,539
		111,425
Materials 1.77%
International Paper Co.	821,862	40,830
Vale SA (ADR), ordinary nominative shares	1,484,731	15,263
		56,093
Total common stocks (cost: $2,733,416,000)		3,056,017
Short-term securities 3.38% Money market investments 3.38%
Capital Group Central Cash Fund 4.29% (b)(c)	1,071,195	107,130
Total short-term securities (cost: $107,108,000)		107,130
Total investment securities 99.78% (cost: $2,840,524,000)		3,163,147
Other assets less liabilities 0.22%		6,983
Net assets 100.00%		$3,170,130
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.38%
Money market investments 3.38%
Capital Group Central Cash Fund 4.29% (b)	$44,689	$208,794	$146,358	$(7)	$12	$107,130	$1,064

(a)	All or a portion of this security was on loan.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Capital Group Dividend Growers ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Dividend Growers ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-310-1025
Capital Group Dividend Growers ETF — Page 5 of 5